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                                                                      Exhibit 23




                   EXHIBIT 23 - INDEPENDENT AUDITORS' CONSENT
                   ------------------------------------------




We consent to the incorporation by reference in Registration Statements No. 33-29402 and No. 33-70724 of Morgan's Foods, Inc. on Form S-8 of our report dated May 27, 1998, appearing in this Annual Report on Form 10-K of Morgan's Foods, Inc. for the year ended March 1, 1998.




/s/ Deloitte & Touche LLP
Cleveland, Ohio

May 27, 1998